SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

March 4, 2013

(Date of Report)

LEAGUE NOW HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	20-35337265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 East Flagler Street

Miami, Florida 33130
(Address of principal executive offices)

Registrant's telephone number, including area code: (305) 371-2727

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 6, 2013, the Registrant filed a Current Report on Form 8-K reporting that on March 4, 2013 we closed our acquisition of NYBD Holdings, Inc.

This Form 8-K/A amends the Form 8-K filed March 6, 2013 to include NYBD Holdings, Inc.’s audited financial statement for the ten months ended December 31, 2012 as required by Item 9.01(a) of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The NYBD Holdings, Inc.’s audited financial statements for the ten months ended December 31, 2012 are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(b) Pro Forma Financial Information.

Proforma financial statements are not included in this filing due to the operations of League Now Holdings Corporation being spun off at the completion of the share exchange and future operations along with historical financial information will be exclusively that of New York Bagel Deli, so the presentation of proforma statements would be misleading.

Exhibit Number	Description

99.1	NYBD Holdings, Inc. Audited Financial Statements for the ten months ended December 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2013

LEAGUE NOW HOLDINGS CORPORATION By: /s/ Haim Yeffet Haim Yeffet Chief Executive Officer

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